Supplementary Agreement to
The Plant Transfer Contract
Dated September 26, 2008

Party A: Tianjin Mengyang Biotechnology Co., Ltd.
Business License No.: 120223000009884
Address: Jinhai Road, Jinghai Economic Development Area, Tianjin  301600
Tel: 022-27984733

Party B: Tianjin Yayi Industrial Co., Ltd.
Business License No.: 120193000003231
Address: Unit C, 4th floor, D1 Building, Xinmao Technology Park, Huayuan
Industrial Park Area, Tianjin  300384
Tel : 022-27984058

Since party A and B had signed the Plant Transfer Contract on September 26, 2008, both parties have negotiated and achieved the following agreement on the above mentioned Plant Transfer Contract on the basis of the relevant laws and regulations of the People’s Republic of China:

A. The Completion Deadline of the Construction of the Plant

As party A proposed to change the completion deadline of the plant construction from “before June 1, 2009” to December 31, 2009, party B agreed on the proposal after negotiation. The related deadline will be subject to this Supplementary Agreement.

B. Payment

Party B had followed the Plant Transfer Contract dated September 26, 2008 to pay RMB40,000,000.00 to party A before January 1, 2009. Therefore, the total outstanding payment from party B to party A is RMB46,091,000.00

From the month party A and B have signed the Supplementary Agreement, party B should pay party A RMB3,000,000 per month until the end of November 2009. And by December 31, 2009, party B should pay off the balance. If party A will adjust its completion date of the construction of the plant after it has signed the Supplementary Agreement, party B will adjust its payment term accordingly.

C. Others

If party B has not received capital by April 20, 2009 according to its financing plan, party A will agree to extend the time limit for party B to pay off the balance to March 31, 2010.

D. Other clauses remain the same as the above mentioned Plant Transfer Contract.

The agreement should be in duplicate, with each of party A and B holding one original copy.

The agreement is valid after both parties have stamped or signed on it°

Party A (stamp): ______________________	Party B (stamp): ______________________

Signature: ______________________	Signature: ______________________

Date: January 20, 2009	Date: January 20, 2009